                                                                   EXHIBIT 10.16


                              DATAFLEX CORPORATION

               1991 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


               1. PURPOSES OF PLAN. The purposes of the Dataflex Corporation 1991 Incentive and Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") are to provide to employees of Dataflex Corporation (hereinafter referred to as the "Corporation"), as well as employees of subsidiary or parent corporations which may be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (hereinafter referred to as the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

               2. EFFECTIVE DATE AND TERMINATION OF PLAN. The effective date of the Plan is September 3, 1991, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after September 2, 2001; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

               3. ADMINISTRATION OF PLAN. The Plan shall be administered by the Board of Directors of the Corporation. The board of Directors may, however, to the extent permissible under the Corporation's Articles of Organization, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term "Board of Directors" is used it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The act of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board of Directors for purposes of the Plan.

               4. ELIGIBILITY AND GRANT OF OPTIONS. Subject to the provisions of the Plan, the Board of Directors shall (i) authorize the granting of incentive stock options, non-qualified stock options or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as "options" unless otherwise stated); (ii) determine and designate from time to time those employees (from the group consisting of all employees) to whom options are to be granted and the number of Shares to be optioned to each employee; (iii) determine the number of Shares subject to each option; and (iv) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period. In determining the eligibility of an individual to receive an option, as well as in determining the number of shares to be optioned to any individual, the Board of Directors shall consider the position and responsibilities of the employee, the nature and value to the Corporation, parent or subsidiary of his services and accomplishments, his present and potential contribution to the success of the Corporation, parent or subsidiary, and such other factors as the board may deem relevant. To be eligible to receive an incentive stock option or non-qualified stock option an individual must be an employee of the Corporation, parent or subsidiary. A Director shall abstain from voting on the grant of any options to himself, his spouse, his children, grandchildren and parents. The grant of each option shall be confirmed by a Stock Option Agreement (in the form prescribed by the Board of Directors) which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

               Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and which the Board of Directors has specifically identified as incentive stock options in the Stock Option Agreement executed by the Corporation and the optionee. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or a subsidiary ("10% Shareholder") the option price under such grant shall be at least one hundred ten percent (110%) of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

     Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any parent or subsidiary or interfere in any way with the right of the Corporation to terminate his employment at any time.

               5. NUMBER OF SHARES SUBJECT TO OPTIONS. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of Two Hundred Thousand (200,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are cancelled, may be the subject of the grant of further options.
Shares reserved pursuant to this paragraph may be adjusted to reflect changes in the Corporation's capital structure as discussed in paragraph 19 hereof.

     6. Option Price. The option price per Share shall be determined in each case by the Board of Directors but in the case of incentive stock options shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of a 10% Shareholder) of the fair market value thereof as determined by the Board by any reasonable method using market quotations on the date the option is granted.

     7. Period of Option and When Exercisable. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of the grant or five (5) years in the case of a 10% Shareholder. Generally, an option may be exercised only by the optionee and subject to the rules set forth below only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is an employee of the Corporation, its parent or a subsidiary.

          (i) In the case of an employee who terminates employment, options which are vested but unexercised as of the date of termination of employment must be exercised within three (3) months of termination.

          (ii) In the case of an employee who dies during the three (3) month period discussed in (i) above, options which are vested but unexercised as of the date of termination of employment must be exercised within twelve (12) months of death.

          (iii)Options which are vested but unexercised as of the date of termination of employment due to death, must be exercised within twelve (12) months after the death of an optionee.

          (iv) In the event that the employee becomes disabled as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, options which are vested but unexercised as of the date of termination of employment due to disability must be exercised within twelve (12) months following the date of termination of the optionee's said employment.

          (v) In the event an optionee's employment is terminated for any reason (including but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all invested options shall be immediately forfeited.

          Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term. Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the "Successors of an Optionee."

          8. Vesting. Options granted to a participant shall be exercisable in accordance with the following schedule:

                                                                   Cumulative Percentage
                                                                   of Aggregate Number of
                                                                   Shares of Stock Covered
                                                                   by an Option Which May
                  Exercise Period                                  be Exercised
                 ----------------                                  ------------------------
     Beginning on the one year anniversary
     date from date of grant                                                25%*

     Beginning on the second anniversary
     date from date of grant                                                50%*

     Beginning on the third anniversary
     date from date of grant                                                75%*

     Beginning on the fourth anniversary
     date from date of grant                                               100%*



*less, in the case of each exercise period, the number of Shares, if any previously purchased under the option. Non-vested options shall be forfeited upon the termination of employment for any reason.

          9. Exercise of Options. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee as defined under this plan and delivered to the optionee or to the Successors of an Optionee.

        10. Sale or Pubic Offering of the Corporation. In the case of a Sale or Public Offering of the Corporation as herein defined, in the discretion of the Board of Directors options granted but unexercised shall become fully vested (100%) and exercisable for a period of thirty (30) days from the date notice of such Sale or Public Offering is given to the optionees. Upon the expiration of the thirty (30) day period, the Board of Directors in its discretion may permanently cancel the right of any optionee to exercise such options. If the options are not permanently cancelled, the options will then be exercisable according to the original vesting schedule as in effect prior to the Sale or Public Offering. For purposes of this paragraph, a Sale or Public Offering shall be deemed to occur upon the happening of any one of the following:

             (i) A sale of all or substantially all of the Corporation's assets outside the ordinary course of business;

             (ii) An offer to purchase at least a majority of the Corporation's issued and outstanding common stock or an offer to the Corporation's shareholders to tender for sale at least a majority of the Corporation's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Corporation's issued and outstanding shares of common stock;

             (iii) The merger or consolidation of the Corporation with another corporation or entity;

             (iv) A public or private offering of the Corporation's common stock, whether of newly or previously issued shares; or

             (v)    A dissolution or liquidation of the Corporation.

        11. Employer Withholding. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation in its discretion shall determine the method and amount of withholding.

        12. Exercise by Successors and Payment in Full. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation in conformance with paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to him.

        13. Non-Transferability of Option. Each option granted under the Plan shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death.

        14. Other Terms of Options. Options grant pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

        15. Registration of Certificates. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

        16. Listing and Registration of Shares. If at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

     17. Interpretation and Amendments. The Board of Directors may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan as it shall deem advisable. However, in no event shall any such amendment adversely affect the rights of an optionee under any existing stock option agreement without the consent of such optionee.

     18.  Indemnification and Exculpation.

          (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become a party or in which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless.

          (b) Each member of the Board of Directors, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors, or any officer or employee of the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

     19. Changes in Capital Structures. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of Shares then subject to any option outstanding under the Plan and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof in such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Shares dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such Shares shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option and of the Shares then subject to an option or options, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to his successors a certificate setting forth the option price thereafter in effect and the number and kind of brace or other securities thereafter purchasable on the exercise of the option.

     20. Notice. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered to the Treasurer of the Corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the payroll records of the Corporation. Such addresses may be changed at any time by written notice to the other party.